UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              July 19, 2005
                                                        ------------------------

                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-13988                  36-3150143
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(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                             60181
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code         (630)571-7700
                                                      --------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Total number of pages: 5


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


                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                 Page No.


Item 8.01 - Other Events                                            3

Item 9.01 - Financial Statements and Exhibits                       3

Signatures                                                          3

Exhibit Index                                                       4

Item 8.01 - Other Events

On July 19, 2005, the Company announced the signing of a definitive agreement to acquire Gearty CPE. Terms of the acquisition were not disclosed. The acquisition is not expected to have a material financial impact on DeVry's fiscal 2006 earnings.

Gearty CPE, which operates in the New York/New Jersey metro area, is a provider of high quality continuing professional education (CPE) programs and seminars in accounting and finance predominantly serving chief financial officers and controllers of Fortune 500 companies.

Item 9.01 - Financial Statements and Exhibits

(c) - Exhibits

Exhibit
Number                                               Description
------                                               -----------

99.1 Press release relating to the signing of a definitive agreement to acquire Gearty CPE dated July 19, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         DEVRY INC.
                                      -------------
                                      (REGISTRANT)



Date:  July 19, 2005                  /s/Ronald L. Taylor
                                      ----------------------------------------
                                      Ronald L. Taylor
                                      Chief Executive Officer



Date:  July 19, 2005                  /s/Norman M. Levine
                                      ----------------------------------------
                                      Norman M. Levine
                                      Senior Vice President and
                                      Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                       Description                           Numbered Page
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99.1     Press release relating to the signing of a definitive
         agreement to acquire Gearty CPE dated July 19, 2005.           5